Non Current Assets and Disposal Groups for Sale (Details) - Schedule of Non-Current Assets Held for Sales $ in Millions, $ in Millions	Dec. 31, 2025 CLP ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CLP ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CLP ($)
Assets received or awarded in lieu of payment
Assets received in lieu of payment	$ 24,512		$ 22,437
Assets awarded at judicial sale	59,435		41,134
Provision on assets received in lieu of payment or awarded	(6,080)		0
Subtotal	77,867		63,571
Non current assets held for sale
Fixed assets	242,522		251,846		$ 251,823
Total	114,000		71,629
Non-current assets held for sale
Non current assets held for sale
Fixed assets		$ 29,003		$ 0
Assets recovered from leasing for sale	7,130		8,058
Subtotal	$ 36,133		$ 8,058